UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-6665

T. Rowe Price Mid-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Mid-Cap Growth Fund	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The last half of 2008 was one of the most momentous periods in financial and economic history. The economy’s descent steepened, financial institutions collapsed, and the U.S. stock market suffered its largest annual plunge in three-quarters of a century. The events of the period were stunning in their speed and complexity, and they took by surprise even those of us who had long worried about the imbalances in the global economy. Conceptually, the market suffered a giant margin call—prices in diverse asset classes fell, prompting bankers to recall loans, which in turn provoked more selling. From another perspective, the economy experienced an old-fashioned “panic” similar to those common in the 19th century; markets simply shut down as trust evaporated. However it is described, the downturn took a large toll on stock prices, and mid-cap growth shares suffered even more than the broader market.

HIGHLIGHTS

• The Panic of 2008 took a large toll on stock prices, and mid-cap growth stocks declined more than the overall market.

• The fund endured a substantial loss in the past six months but outperformed its peers.

• The fund’s consumer discretionary, energy, and information technology holdings performed worst in the difficult environment.

• While the economy’s prospects currently look grim, an upturn in the stock market is likely to precede any signs of economic recovery.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

We are very disappointed to report that the Mid-Cap Growth Fund declined 35.40% during the six months ended December 31, 2008. (Returns for Advisor and R Class shares were lower due to their different fee structure.) The fund’s emphasis on growth stocks led to its trailing the S&P MidCap 400 Index, but the fund outperformed its growth benchmarks over both the six-month and one-year periods. We realize this is of small consolation when faced with losses of this magnitude, but the fund remained favorably ranked relative to its competitors over all time periods. (Based on cumulative total return, Lipper ranked the Mid-Cap Growth Fund 91 of 602, 136 of 522, 41 of 419, and 17 of 195 funds in the mid-cap growth funds category for the 1-, 3-, 5-, and 10-year periods ended December 31, 2008, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The chain of events that led to the Panic of 2008 will undoubtedly be probed for years to come, and it is not worth spilling more ink to recite the many low points of last year. One can offer several plausible triggers for the panic, including the rise of an insufficiently regulated shadow banking system, the collapse of the subprime mortgage market, and the dramatic runup in oil prices. Certainly, greed was a consistent factor, but hardly one that distinguishes recent financial history from the past.

In our opinion, the crucial events of the recent panic are ultimately traceable to a single source—the rise of a fundamental imbalance in the global economic system predicated on the American consumer. The ascendance of a global economy fueled by American consumers dates back over two decades, when the share of the U.S. economy devoted to consumption began to climb above its long-term trend. By 2007, consumer spending had increased its share of gross domestic product to 72%, which, economist Stephen Roach points out, is a record for any large economy in modern history.

While there is nothing wrong with devoting a larger share of economic activity to consumption, income growth remained subdued, so Americans financed additional spending largely through borrowing. The personal savings rate fell to record lows and indebtedness reached record highs. Consumers used mortgage equity withdrawals to turn their homes into ATMs. Financial “innovation” resulted in ever-increasing amounts of credit extended to an ever-wider range of people, including some who lacked the ability to repay. Household and financials sector debt increased to unprecedented levels.

Although they often didn’t realize it, Americans turned overseas to fund their borrowing. Foreigners became increasingly important buyers of American corporate and government debt, as well as an esoteric alphabet soup of debt securities, such as CDOs, RMBS, and CMBS. (While these debt instruments may seem obtuse to a layperson, oftentimes the professionals who packaged these debt securities, the rating agencies who blessed them, and, most notably, the buyers, did not understand them either.) The sources of external financing have been diverse, but China has become critical over the last decade or so. Indeed, China became the source of vendor finance, selling us inexpensive goods and loaning us the funds to buy them. Because Chinese domestic consumption has been suppressed and its savings rate is extraordinarily high, Chinese workers have, in a sense, become creditors to much more prosperous American consumers—a bizarre situation with few parallels in economic history.

Thus developed one of the most startling imbalances in the global economy, the mushrooming U.S. current account deficit, or the gap in the value of goods and services exchanged between the U.S. and its trading partners. A large account deficit should cause a country’s currency to depreciate, and, indeed, the U.S. dollar fell substantially against many other currencies throughout much of the last decade. This should have served as a self-correcting mechanism, causing U.S. exports to rise and imports to fall and eventually leading the current account deficit to shrink. In order to maintain its export advantage, however, the Chinese government took care to keep China’s currency, the yuan, from appreciating too much against the dollar. In part, it did this by recycling dollars received for its exports back into U.S. Treasuries and other dollar-based financial assets.

Despite periodic grumblings from Congress, the U.S. allowed the current account deficit to persist—for why shouldn’t the party continue? The beneficence of the Chinese and other foreign investors permitted the easy money policy that characterized the Greenspan era. With overseas investors eager to buy U.S. financial assets (if not goods and services), the Fed was able to guide interest rates to multi-decade lows following the last recession. Very low mortgage rates were a key factor in the housing sector boom that began early in the decade and peaked in 2006—a boom that sparked another round of consumption. The flood of liquidity also reverberated in the stock market by fostering a wave of corporate purchases, many by private-equity firms. In past reports, we discussed at length the ways in which borrowed money was reshaping corporate finance and driving stock valuations higher.

But the party had to end eventually, and over the past six months, we witnessed the economic calamity that resulted as guests scrambled for the exit. While we had worried about what would happen when the glut of liquidity in the market reversed, we did not foresee how abruptly it would occur. Private-equity funds quickly withdrew from the corporate acquisition market (even reneging on multiple commitments), removing an important prop from under stock prices. In addition, hedge funds suffered massive withdrawals, forcing their managers to liquidate holdings quickly and at almost any price. Indiscriminate selling resulted in stock prices becoming unusually highly correlated in recent months; good and bad companies moved lower together as the fire sale wore on.

For the year, markets endured their worst performance in three-quarters of a century. Mid-cap stocks declined somewhat more than larger-company shares, and growth stocks were hit harder than value stocks.

PORTFOLIO REVIEW

Typically, we devote some time in each letter to analyzing how sectors or segments of the portfolio fared in relation to each other. This time, we are struck by how uniformly poor the results were, despite the care we take to maintain a diversified portfolio. Also, while the fund performed better than the mid-cap growth asset class as a whole, our portfolio of generally better-quality companies did not cushion the blow as much as we might have expected. In part, we attribute this to the forced selling by hedge funds and other institutional investors mentioned above.

The sectors that experienced the smallest losses in the period were not typical growth segments and form only a small part of the portfolio. Consumer staples and utilities, usually considered highly defensive, held up best. Our materials holdings also performed well, thanks largely to a strong performance from our holding in Agnico-Eagle Mines. The gold producer benefited from its strategy of operating in politically stable parts of the world and from investors taking solace in gold. The fund’s health care holdings were also a bright spot, as Cephalon, a drug manufacturer, and Myriad Genetics, a developer of genetic tests, announced encouraging results, and ImClone Systems, a biotechnology company, agreed to be purchased. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

On the opposite end of the spectrum, the fund’s information technology holdings were hard hit during the period. Semiconductor makers, including Marvell Technology, which develops logic chips for consumer devices, were particularly affected by the global downturn. Media firms were severely impacted by the consumer downturn. For instance, Lamar Advertising and Clear Channel Outdoor, billboard companies we had viewed as well-insulated from the move of advertising onto the Internet, were both hurt as their largest advertisers suffered. While we had reduced our energy weighting significantly in late 2007 and early 2008, our remaining holdings, such as Smith International, BJ Services, and CONSOL Energy, were among the fund’s greatest detractors.

Despite the extraordinary market environment, our investment process and implementation has not changed—and we are happy to report that our care to maintain a reasonable cash position meant that we did not have to resort to the wholesale selling that plagued others, including hedge funds. Notable new purchases included Allergan, a purveyor of ophthalmologic and cosmetic drugs, and infrastructure provider McDermott International, which should benefit from massive new spending on power plants and other infrastructure projects. We also added to holdings such as CONSOL Energy, which had experienced particularly large price declines. Among our major sales were stocks that held up relatively well, such as Jack Henry & Associates, a data processing firm; Cerner Corp, a health care information technology provider; and International Game Technology, a gaming equipment manufacturer.

INVESTMENT STRATEGY AND OUTLOOK

The party hosted by the American consumer, which should have ended at midnight, instead broke up at three or four in the morning. The late finish ensures a nasty hangover for all involved, including both suppliers to the party and the revelers themselves. It has also become clear that similar parties were taking place around the globe, in places such as Iceland, Britain, and Russia. Hopes that emerging markets such as China might “decouple” from the slowdown in the U.S. and help the global economy avert a recession have been dashed as their export markets have withered.

So how will balance be restored to the global economy? First, the flow of capital within the global financial system needs to be restored. With governments pumping massive amounts of stimulus back into the system, it appears that credit markets have begun to recover since the worst days of September and October. Yields on corporate bonds have begun to fall from their record highs relative to Treasuries, and a decline in long-term mortgage rates may provide some relief to the housing sector. The financials sector is not out of danger yet, however, and much remains to be done.

The economy may also benefit from an Obama effect. The new President is benefiting from enormous goodwill and is likely to receive widespread backing for his initiatives to stimulate growth. However, he must emphasize to Americans that our financial problems are deep, that restoring balance will entail significant sacrifices on the part of all of us, and that our problems will not be corrected quickly.

Economic stabilization in its fullest sense is likely to be a multiyear process. The global imbalances predicated on the overspent American consumer built up over decades, and deleveraging individual and financial sector balance sheets cannot be accomplished quickly or through government programs; indeed, government efforts to stimulate personal spending through tax cuts and low interest rates may only prolong the adjustment. Even as consumers benefit from tax cuts and other measures, they are likely to increase their savings rate by several percentage points over the coming years, which should subtract substantially from growth.

Further, with the American consumer sidelined, it may take considerable time for the global economy to find a new set of growth drivers. Clearly, one of these needs to be an empowered Chinese consumer. Chinese citizens who spent more and saved less would allow the trade imbalance with the United States to shrink as Chinese companies devote more production to domestic consumption and U.S. exporters gain a foothold in the Chinese market. Unfortunately, we have seen little evidence so far that this is the path the Chinese government intends to pursue. Rather, it has fought to support exports through tax rebates and measures designed to keep the currency from appreciating against the dollar.

What will set the stage for future growth, and where do the opportunities lie for investors? We believe the likelihood that the current recession turns into a full-fledged depression similar to the 1930s is low. The federal government is a much larger factor in today’s economy than it was 80 years ago, and government spending should be able to stand in for the consumer in coming years, at least in part. The Obama administration has announced that much of this spending will go toward infrastructure, and we are hopeful that projects such as new utility lines, better roads, and more energy efficiency will repay future generations for the debt that we will also pass on to them.

In terms of our investment portfolio, we have always included the industrial companies that provide such infrastructure services, and many of these firms should do well in the coming years. Firms that stand to receive some share of government spending can be found throughout the economy, in areas as diverse as health care, information technology, materials, and utilities. Indeed, stocks of companies whose products last for decades may fare better in the coming months than the cyclical financial and consumer firms that traditionally lead the way out of recession.

Finally, we would repeat our observation that some of the best investment opportunities arise during the toughest economic times. Markets do not move in sync with the economy, and, historically, stock prices have turned up well in advance of an economic recovery. The forced selling by hedge funds and others has created what we believe are good opportunities to buy strong companies at low prices. While we cannot predict when the market will rebound, we are redoubling our efforts to identify firms that will prosper when confidence eventually returns.

Respectfully submitted,

Brian W.H. Berghuis
President of the fund and chairman of its Investment Advisory Committee

John F. Wakeman
Executive vice president of the fund

January 23, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. The financial markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of larger companies. In addition, growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own businesses, they may lack the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell Midcap Growth Index: An unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Value Index: An unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P MidCap 400 Index: An unmanaged index that tracks the stocks of 400 U.S. mid-cap companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/08

Best Contributors		Worst Contributors	
Philadelphia Consolidated Holding**	17¢	Smith International	-80¢
O'Reilly Automotive	11	Elan	-71
Cephalon	10	CONSOL Energy	-56
ImClone Systems**	9	BJ Services	-45
Valeant Pharmaceuticals International	8	Lamar Advertising	-41
Myriad Genetics	6	Marvell Technology	-39
IntercontinentalExchange*	4	Roper Industries	-38
Allergan*	3	WABCO Holdings	-37
SVB Financial Group**	2	FMC Technologies	-34
Alkermes**	2	EOG Resources	-33
Total	72¢	Total	-474¢

12 Months Ended 12/31/08

Best Contributors		Worst Contributors	
Philadelphia Consolidated Holding***	18¢	Smith International	-67¢
Valeant Pharmaceuticals International	16	Lamar Advertising	-59
Millennium Pharmaceuticals***	9	Expedia	-51
Vertex Pharmaceuticals	8	Whole Foods Market	-51
ImClone Systems***	8	Seagate Technology	-47
Edwards Lifesciences	8	DST Systems	-45
Myriad Genetics	6	International Game Technology**	-45
Cephalon	5	Juniper Networks	-43
Agnico-Eagle Mines	5	Rockwell Collins	-42
IntercontinentalExchange*	4	WABCO Holdings	-41
Total	87¢	Total	-491¢

*Position added.
**Position eliminated.
***Position added and eliminated.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 94.4%		
CONSUMER DISCRETIONARY 14.0%		
Auto Components 0.6%		
WABCO Holdings (1)	3,500,000	55,265
		55,265
Distributors 0.2%		
LKQ Corporation (2)	2,000,000	23,320
		23,320
Hotels, Restaurants & Leisure 4.0%		
Chipotle Mexican Grill, Class B (1)(2)	1,900,000	108,851
Gaylord Entertainment (1)(2)	2,500,000	27,100
Marriott, Class A	5,500,000	106,975
Panera Bread, Class A (2)	500,000	26,120
Tim Hortons	2,300,000	66,332
Wynn Resorts (2)	1,525,000	64,446
		399,824
Internet & Catalog Retail 2.4%		
Amazon.com (2)	2,750,000	141,020
Expedia (2)	8,000,000	65,920
priceline.com (2)	403,600	29,725
		236,665
Media 2.8%		
Ascent Media, Class A (2)	294,370	6,429
Cablevision, Class A	5,000,000	84,200
Clear Channel Outdoor, Class A (1)(2)	4,500,000	27,675
Discovery Communications, Class A (2)	3,000,000	42,480
Discovery Communications, Class C (2)	3,400,000	45,526
Lamar Advertising (2)	4,951,100	62,186
Sirius XM Radio (2)	40,000,000	4,800
		273,296

Specialty Retail 4.0%		
Bed Bath & Beyond (2)	4,500,000	114,390
Best Buy	750,000	21,083
CarMax (2)	4,000,000	31,520
J. Crew (2)	2,500,000	30,500
O'Reilly Automotive (2)	3,000,000	92,220
PetSmart	5,500,000	101,475
		391,188
Total Consumer Discretionary		1,379,558
CONSUMER STAPLES 1.0%		
Food & Staples Retailing 1.0%		
Shoppers Drug Mart (CAD)	1,350,000	52,546
Whole Foods Market	5,250,000	49,560
Total Consumer Staples		102,106
ENERGY 7.7%		
Energy Equipment & Services 3.1%		
BJ Services	7,000,000	81,690
Cameron International (2)	1,250,000	25,625
FMC Technologies (2)	2,750,000	65,532
Smith International	5,000,000	114,450
TETRA Technologies (2)	502,190	2,441
Trican Well Service (CAD)	3,000,000	19,344
		309,082
Oil, Gas & Consumable Fuels 4.6%		
CNX Gas (2)	4,000,000	109,200
CONSOL Energy	3,000,000	85,740
EOG Resources	1,500,000	99,870
Murphy Oil	1,750,000	77,612
Peabody Energy	1,500,000	34,125

XTO Energy	1,250,000	44,088
		450,635
Total Energy		759,717

FINANCIALS 5.4%

Capital Markets 2.4%		
Ameriprise Financial	2,000,000	46,720
Eaton Vance	4,000,000	84,040
Raymond James Financial	2,650,000	45,394
TD Ameritrade Holding (2)	4,000,000	57,000
		233,154
Diversified Financial Services 1.3%		
Interactive Brokers, Class A (1)(2)	2,600,000	46,514
IntercontinentalExchange (2)	850,000	70,074
MSCI, Class A (2)	767,900	13,638
		130,226
Insurance 1.5%		
Assurant	2,100,000	63,000
Axis Capital Holdings	2,000,000	58,240
Principal Financial Group	1,250,000	28,213
		149,453
Real Estate Management & Development 0.2%		
St. Joe (2)	900,000	21,888
		21,888
Total Financials		534,721

HEALTH CARE 16.4%

Biotechnology 5.5%		
Alexion Pharmaceutical (2)	1,300,000	47,047
Amylin Pharmaceuticals (2)	2,500,000	27,125

BioMarin Pharmaceutical (2)	2,250,000	40,050
Cephalon (2)	2,750,000	211,860
Human Genome Sciences (2)	4,750,000	10,070
Medarex (2)	1,650,000	9,207
Myriad Genetics (2)	800,000	53,008
OSI Pharmaceuticals (2)	750,000	29,287
Theravance (2)	2,100,000	26,019
Vertex Pharmaceuticals (2)	3,000,000	91,140
		544,813
Health Care Equipment & Supplies 3.4%		
C.R. Bard	1,250,000	105,325
Dentsply International	3,000,000	84,720
Edwards Lifesciences (1)(2)	2,000,000	109,900
Gen-Probe (2)	750,000	32,130
		332,075
Health Care Providers & Services 2.0%		
Health Net (2)	2,000,000	21,780
Henry Schein (2)	3,000,000	110,070
Humana (2)	1,750,000	65,240
		197,090
Life Sciences Tools & Services 3.3%		
Illumina (2)	3,000,000	78,150
Millipore (2)	1,750,000	90,160
Qiagen NV (2)	4,000,000	70,240
Waters Corporation (2)	2,250,000	82,463
		321,013
Pharmaceuticals 2.2%		
Allergan	1,250,000	50,400
Elan, ADR (2)	7,000,000	42,000
Valeant Pharmaceuticals (1)(2)	3,750,000	85,875

Warner Chilcott (2)	3,000,000	43,500
		221,775
Total Health Care		1,616,766

INDUSTRIALS & BUSINESS SERVICES 18.9%

Aerospace & Defense 5.2%		
Alliant Techsystems (1)(2)	1,750,000	150,080
Rockwell Collins	4,750,000	185,677
SAIC (1)(2)	9,000,000	175,320
		511,077
Air Freight & Logistics 0.4%		
UTi Worldwide	2,500,000	35,850
		35,850
Airlines 0.8%		
Southwest Airlines	9,000,000	77,580
		77,580
Commercial Services & Supplies 0.7%		
EnergySolutions	2,750,000	15,538
IHS (2)	1,500,000	56,130
		71,668
Construction & Engineering 1.2%		
Quanta Services (2)	6,000,000	118,800
		118,800
Electrical Equipment 1.7%		
AMETEK (1)	5,700,000	172,197
		172,197
Industrial Conglomerates 2.7%		
McDermott International (2)	5,000,000	49,400

Roper Industries (1)	4,900,000	212,709
		262,109
Machinery 3.1%		
Danaher	1,500,000	84,915
Harsco	1,700,000	47,056
IDEX (1)	4,500,000	108,675
ITT	1,458,900	67,095
		307,741
Professional Services 1.9%		
Manpower	2,100,000	71,379
Robert Half International	5,500,000	114,510
		185,889
Trading Companies & Distributors 1.2%		
Fastenal	1,500,000	52,275
MSC Industrial Direct	1,750,000	64,452
		116,727
Total Industrials & Business Services		1,859,638
INFORMATION TECHNOLOGY 25.5%		
Communications Equipment 2.0%		
JDS Uniphase (1)(2)	15,000,000	54,750
Juniper Networks (2)	8,100,000	141,831
		196,581
Computers & Peripherals 0.3%		
Seagate Technology	5,431,300	24,061
		24,061
Electronic Equipment, Instruments & Components 4.6%		
Dolby Laboratories, Class A (2)	3,050,000	99,918
First Solar (2)	185,000	25,523

FLIR Systems (1)(2)	6,950,000	213,226
Itron (2)	1,250,000	79,675
Sunpower, Class B (2)	1,200,000	36,528
		454,870
Internet Software & Services 1.0%		
VeriSign (2)	5,000,000	95,400
		95,400
IT Services 6.2%		
DST Systems (1)(2)	3,000,000	113,940
Fiserv (2)	3,000,000	109,110
Global Payments (1)	4,150,000	136,078
Iron Mountain (2)	4,400,000	108,812
Western Union	10,000,000	143,399
		611,339
Semiconductor & Semiconductor Equipment 5.7%		
Altera	7,000,000	116,970
Cree (2)	1,750,000	27,773
Intersil Holding, Class A	4,750,000	43,652
Marvell Technology (2)	10,500,000	70,035
Microchip Technology	3,750,000	73,237
ON Semiconductor (2)	10,500,000	35,700
PMC-Sierra (2)	7,741,888	37,626
Teradyne (2)	4,250,000	17,935
Varian Semiconductor Equipment (2)	2,500,000	45,300
Xilinx	5,250,000	93,555
		561,783
Software 5.7%		
Amdocs (2)	5,000,000	91,450
Autodesk (2)	3,250,000	63,862
FactSet Research Systems	1,750,000	77,420
Jack Henry & Associates	550,000	10,676

McAfee (2)	3,600,000	124,452
MICROS Systems (2)	3,150,000	51,408
Red Hat (2)	6,200,000	81,964
Salesforce.com (2)	1,950,000	62,419
		563,651
Total Information Technology		2,507,685
MATERIALS 1.8%		
Metals & Mining 1.8%		
Agnico-Eagle Mines	3,150,000	161,690
Agnico-Eagle Mines, Acquisition Date: 12/3/08 Acquisition Cost $8,364 (2)(3)	288,400	14,063
Agnico-Eagle Mines, Warrant, 12/2/13 Acquisition Date: 12/3/08, Acquisition Cost $721 (2)(3)	144,200	2,509
Total Materials		178,262
TELECOMMUNICATION SERVICES 3.5%		
Wireless Telecommunication Services 3.5%		
American Tower, Class A (2)	4,100,000	120,212
Crown Castle International (2)	4,250,000	74,715
Leap Wireless International (2)	2,900,000	77,981
MetroPCS Communications (2)	3,500,000	51,975
Rogers Communications, Class B	600,000	18,048
Total Telecommunication Services		342,931
UTILITIES 0.2%		
Independent Power Producers & Energy Traders 0.2%		
Dynegy, Class A (2)	8,500,000	17,000
Total Utilities		17,000
Total Common Stocks (Cost $11,059,549)		9,298,384

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/08	Value 12/31/07
Affymetrix	$ -	$ 86,066	$ -	$ -	$ 80,990
Alliant Techsystems	32,267	2,680	-	150,080	170,640
AMETEK	7,334	5,622	1,371	172,197	269,330
Avid Technology	-	109,663	-	-	62,348
Chipotle Mexican Grill, Class B	30,646	3,148	-	108,851	183,468
Clear Channel Outdoor, Class A	2,929	2,376	-	27,675	124,470
CNET Networks	-	82,644	-	-	79,975
Cott	-	89,112	-	-	26,640
DST Systems	7,286	3,112	-	113,940	*
Edwards Lifesciences	6,615	71,732	-	109,900	160,965
FLIR Systems	9,807	6,302	-	213,226	219,100
Gaylord Entertainment	10,085	2,368	-	27,100	91,058
Global Payments	31,199	8,071	338	136,078	*
IDEX	16,857	2,310	2,022	108,675	*
Interactive Brokers, Class A	16,805	15,014	-	46,514	80,800
JDS Uniphase	90,809	3,233	-	54,750	*
Medicis Pharmaceutical, Class A	-	98,267	-	-	77,910
P.F. Chang's China Bistro	-	57,801	-	-	*
Roper Industries	7,532	11,257	1,457	212,709	322,081
SAIC	6,387	4,996	-	175,320	181,080

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $11,602,707)	$ 9,841,542
Receivable for shares sold	43,817
Receivable for investment securities sold	15,260
Dividends and interest receivable	3,244
Other assets	4,709
Total assets	9,908,572
Liabilities	
Payable for shares redeemed	45,789
Investment management fees payable	5,220
Due to affiliates	1,588
Payable for investment securities purchased	1,546
Other liabilities	5,921
Total liabilities	60,064
NET ASSETS	$ 9,848,508
Net Assets Consist of:	
Accumulated undistributed net realized loss	$ (258,659)
Net unrealized loss	(1,761,167)
Paid-in capital applicable to 301,685,963 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares authorized	11,868,334
NET ASSETS	$ 9,848,508
NET ASSET VALUE PER SHARE	
Investor Class ($9,404,995,118 / 287,896,717 shares outstanding)	$ 32.67
Advisor Class ($342,795,109 / 10,634,145 shares outstanding)	$ 32.24
R Class ($100,718,116 / 3,155,101 shares outstanding)	$ 31.92

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/08	12/31/07
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ (41,782)	$ 14,175
Net realized gain (loss)	(28,096)	2,188,228
Change in net unrealized gain (loss)	(6,636,650)	452,688
Increase (decrease) in net assets from operations	(6,706,528)	2,655,091
Distributions to shareholders		
Net investment income		
Investor Class	–	(16,072)
Net realized gain		
Investor Class	(539,224)	(1,428,158)
Advisor Class	(20,357)	(48,721)
R Class	(5,860)	(16,429)
Decrease in net assets from distributions	(565,441)	(1,509,380)
Capital share transactions*		
Shares sold		
Investor Class	2,492,468	2,728,894
Advisor Class	163,778	139,384
R Class	35,106	53,676
Distributions reinvested		
Investor Class	521,926	1,396,282
Advisor Class	17,130	44,097
R Class	5,860	16,429
Shares redeemed		
Investor Class	(3,575,359)	(2,944,992)
Advisor Class	(140,800)	(192,460)
R Class	(62,006)	(62,107)
Increase (decrease) in net assets from capital share transactions	(541,897)	1,179,203
Net Assets		
Increase (decrease) during period	(7,813,866)	2,324,914
Beginning of period	17,662,374	15,337,460
End of period	**$ 9,848,508**	**$ 17,662,374**
Undistributed net investment income	–	–

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Mid-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The fund has three classes of shares: the Mid-Cap Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1992; the Mid-Cap Growth Fund—Advisor Class (Advisor Class), offered since March 31, 2000; and the Mid-Cap Growth Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $578,000 for the year ended December 31, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2008, the fund realized $214,850,000 of net gain on $484,600,000 of in-kind redemptions.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

Following is a reconciliation of the fund’s Level 3 investments for the year ended December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $4,484,849,000 and $5,289,719,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to the current net operating loss or redemptions in kind or a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended December 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended December 31, 2008 and December 31, 2007 were characterized for tax purposes as follows:

At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.35% of the fund’s average daily net assets up to $15 billion and 0.30% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2008, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2008, expenses incurred pursuant to these service agreements were $135,000 for Price Associates, $3,337,000 for T. Rowe Price Services, Inc., and $7,729,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2008, the fund was charged $220,000 for shareholder servicing costs related to the college savings plans, of which $190,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2008, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2008, the fund was allocated $27,000 of Spectrum Funds’ expenses and $2,994,000 of Retirement Funds’ expenses. Of these amounts, $2,248,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2008, approximately 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 11% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 68,622 shares of the Investor Class, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Mid-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Mid-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $105,125,000 from short-term capital gains,

• $474,329,000 from long-term capital gains subject to the 15% rate gains category

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (8/08 to present); Director, Vornado
2001	Real Estate Investment Trust (3/04 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche
Bank North America (2004 to present); Director, Chairman of the
Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
1992	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
1992	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08); Director,
Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National Mortgage
2003	Association (9/06 to present); Director, Norfolk Southern (2/08 to present); Director, Georgia Pacific (5/04 to 12/05); Managing
Director and President, Global Private Client Services, Marsh Inc.
(1999 to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Partner, Blackstone
2001	Real Estate Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees
125 T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[126]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[71]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.

P. Robert Bartolo, CFA, CPA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
President, Mid-Cap Growth Fund	Group, Inc., and T. Rowe Price Trust Company

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Mid-Cap Growth Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Mid-Cap Growth Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Mid-Cap Growth Fund	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.; formerly Research Analyst and
Co-portfolio Manager, Taurus Asset Management
and ONEX (to 2006)

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Mid-Cap Growth Fund	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Mid-Cap Growth Fund	Group, Inc.

Clark R. Shields (1976)	Vice President, T. Rowe Price; formerly student,
Vice President, Mid-Cap Growth Fund	Harvard Business School (to 2006); Associate,
MDT Advisers (to 2004)

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe
Vice President, Mid-Cap Growth Fund	Price Group, Inc.; formerly intern, T. Rowe
Price (to 2004)

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Mid-Cap Growth Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Mid-Cap Growth Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Mid-Cap Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009